UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 24, 2011
CPEX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)

2 Holland Way, Exeter, New Hampshire	03833

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At a Special Meeting of Stockholders held on March 24, 2011, the stockholders of CPEX Pharmaceuticals, Inc. (“CPEX”) approved the Agreement and Plan of Merger, dated as of January 3, 2011, by and among FCB I Holdings Inc., a Delaware corporation (“FCB I”), FCB I Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of FCB I, and CPEX, as such may be amended from time to time (the “Merger Agreement”). The Merger Agreement received the following votes from CPEX stockholders.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

1,394,339	899,263	156	N/A
The merger is anticipated to close in April 2011.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to: the proposed transaction; the ability to satisfy the closing conditions set forth in the Merger Agreement; the ability of the parties to consummate the proposed transaction and such other risks and uncertainties as are detailed in CPEX’s definitive proxy statement filed with the SEC on February 4, 2011 and in CPEX’s Annual Report on Form 10-K filed with the SEC on March 29, 2010, and in the other reports that CPEX periodically files with the SEC. CPEX cautions investors not to place undue reliance on the forward-looking statements contained in this document or other filings with the SEC.
The statements in this document reflect the expectations and beliefs of CPEX’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change. CPEX undertakes no obligation to update or revise these statements, except as may be required by law. These forward-looking statements do not reflect the potential impact of any future dispositions or strategic transactions, including the proposed transaction, that may be undertaken. These forward-looking statements should not be relied upon as representing CPEX’s views as of any date after the date of this document.

Item 8.01.	Other Events.
On March 24, 2011, CPEX issued a press release announcing that it received stockholder approval for the previously announced Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press release issued on March 24, 2011 by CPEX Pharmaceuticals, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Dated: March 30, 2011

Index to Exhibits

Exhibit
Number	Description
99.1	Press release issued on March 24, 2011 by CPEX Pharmaceuticals, Inc.